EXHIBIT 10.18.13


                   THIRTEENTH AMENDMENT, WAIVER AND CONSENT TO
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------


THIRTEENTH AMENDMENT, WAIVER AND CONSENT, dated as of December 2002 (this "AMENDMENT"), to the Loan and Security Agreement referred to below by and among GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("Lender"), PAR PHARMACEUTICAL, INC., a New Jersey corporation ("BORROWER"), PHARMACEUTICAL RESOURCES, INC., a New Jersey corporation ("PARENT"), and the other Credit Parties signatory thereto.

                               W I T N E S S E T H
                               - - - - - - - - - -

WHEREAS, Lender, Borrower and Credit Parties are parties to that certain Loan and Security Agreement, dated as of December 15, 1996 (as amended, supplemented or otherwise modified prior to the date hereof, the "LOAN AGREEMENT");

WHEREAS, Lender, Borrower and Credit Parties have agreed to amend the Loan Agreement in the manner, and on the terms and conditions, provided for herein; and

WHEREAS, Credit Parties have requested that the Lender, and Lender has agreed to, consent to Parent and Borrower entering into a guaranty of certain Indebtedness of Finetech Laboratories, Ltd. and waive Section 5(g) of the Loan Agreement with respect to such guaranty, subject to the terms and conditions provided for herein

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

           1.    DEFINITIONS.    Capitalized terms not otherwise defined herein
shall have the meanings ascribed to them in the Loan Agreement.

           2.    AMENDMENT TO SECTION 11 OF THE LOAN AGREEMENT.     As of the
Amendment Effective Date (as hereinafter defined), the definition of "Subsidiary Guarantor" is hereby amended by deleting the text "IPR" from such definition so that IPR shall not be deemed as such under the Loan Agreement.

           3.    AMENDMENT TO SECTION 5(F) OF THE LOAN AGREEMENT.   As of the
Amendment Effective Date, Section 5(f) shall be amended to include the following at the end of such Section: "and each Corporate Guaranty Agreement, dated as of December __, 2002, between Borrower and Parent, respectively, and GE Capital Public Finance, Inc.".

           4.    WAIVER; CONSENT.    As of the Amendment Effective Date, Lender
hereby waives Section 5(g) of the Loan Agreement solely with respect to the proposed Corporate Guaranty Agreements (the "Guaranty Agreements") to be entered into by Parent and Borrower in favor of GE Capital Public Finance, Inc. ("GECP") and consents to Parent and Borrower entering into the Guaranty Agreements; PROVIDED, that such Guaranty Agreements shall not be secured by a Lien on any Credit Parties assets and such Guaranteed Indebtedness shall not exceed a principal amount of $2,000,000 in the aggregate.

           5.    REPRESENTATIONS AND WARRANTIES.    To induce Lender to enter
into this Amendment, each Credit Party hereby represents and warrants that:

                 A. The execution, delivery and performance of this Amendment by such Credit Party which is a party hereto: (i) are within its respective corporate powers; (ii) have been duly authorized by all necessary corporate and shareholder action; and (iii) are not in contravention of any provision of its respective certificate or articles of incorporation or by-laws or other organizational documents.


                            Exhibit 10.18.13 - Page 1
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                 B.    This Amendment has been duly executed and delivered by
      Borrower, Parent and each other Credit Party.

                 C. This Amendment constitutes a legal, valid and binding obligation of Borrower, Parent and each such Credit Party which is a party hereto enforceable against Borrower, Parent and each Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                 D. No Default has occurred and is continuing both before and after giving effect to this Amendment.

                 E. No action, claim or proceeding is now pending or, to the knowledge of Borrower, Parent or any other Credit Party, threatened against Borrower, Parent or any other Credit Party, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which challenges Borrower's, Parent's or any other Credit Party's right, power, or competence to enter into this Amendment or, to the extent applicable, perform any of its obligations under this Amendment, the Loan Agreement or any other Loan Document, or the validity or enforceability of this Amendment, the Loan Agreement or any other Loan Document or any action taken under this Amendment, the Loan Agreement or any other Loan Document.

                 F. The representations and warranties of the Credit Parties contained in the Loan Agreement, and each other Loan Document shall be true and correct on and as of the date hereof with the same effect as if such representations and warranties had been made on and as of such date (except that any such representation or warranty which is expressly made only as of a specified date need only be true as of such date).

           6.    NO OTHER MODIFICATIONS.   Except as expressly provided in
Sections 2, 3 and 4 hereof, (i) the Loan Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms and (ii) this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

           7.    OUTSTANDING INDEBTEDNESS; AMENDMENT OF CLAIMS.    Each Credit
Party hereby acknowledges and agrees that as of the date hereof the aggregate outstanding principal amount of the Revolving Credit Loan is $0.00. Each Credit Party hereby waives, releases, remises and forever discharges Lender and each other Indemnified Person from any and all Claims of any kind or character, known or unknown, which each Credit Party ever had, now has or might hereafter have against Lender which relates, directly or indirectly, to any acts or omissions of Lender or any other Indemnified Person on or prior to the date hereof.

           8.    EXPENSES.    Borrower hereby reconfirms its obligations
pursuant to Section 10.2 of the Loan Agreement to pay and reimburse Lender for all reasonable out-of-pocket expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

           9.    EFFECTIVENESS.    This Amendment shall become effective as of
the date hereof (the "AMENDMENT EFFECTIVE DATE") only upon satisfaction in full in the judgment of the Lender of each of the following conditions on or prior to December __, 2002:

                 A. GUARANTY; DEBT DOCUMENTS. Lender shall have received an executed copy of the Guaranty Agreements and executed debt documents entered into by Parent's subsidiary Finetech Laboratories Ltd. with Rhode Island Industrial Facilities Corporation and GEPF.

                            Exhibit 10.18.13 - Page 2
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                 B.    AMENDMENT. Lender shall have received four (4) original
      copies of this Amendment duly executed and delivered by Lender and each Credit Party.

                 C. PAYMENT OF EXPENSES. Borrower shall have paid to Lender all costs, fees and expenses owing in connection with this Amendment and the other Loan Documents and due to Lender (including, without limitation, reasonable legal fees and expenses).

                 D. REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Credit Party contained in this Amendment shall be true and correct on and as of the Amendment Effective Date.

           10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

           11.   COUNTERPARTS.    This Amendment may be executed by the parties
hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                            (SIGNATURE PAGE FOLLOWS)


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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                    BORROWER:
                                    ---------

                                    PAR PHARMACEUTICAL, INC.


                                    By: DENNIS O'CONNOR
                                        ---------------
                                    Name: Dennis O'Connor
                                    Title:  VP-CFO




                                    LENDER:
                                    -------

                                    GENERAL ELECTRIC CAPITAL CORPORATION


                                    By:  /s/ MICHAEL LUSTBADER
                                         ---------------------
                                    Name:Michael Lustbader
                                    Its: Duly Authorized Signatory




                                    PARENT:
                                    -------

                                    PHARMACEUTICAL RESOURCES, INC.


                                    By: DENNIS O'CONNOR
                                        ---------------
                                    Name: Dennis O'Connor
                                    Title:  VP-CFO

                       (SIGNATURES CONTINUED ON NEXT PAGE)


                            Exhibit 10.18.13 - Page 4

                                    SUBSIDIARY GUARANTORS:

                                    NUTRICEUTICAL RESOURCES, INC.


                                    By: DENNIS O'CONNOR
                                        ---------------
                                    Name: Dennis O'Connor
                                    Title:  VP-CFO



                                    PARCARE, LTD.


                                    By: DENNIS O'CONNOR
                                        ---------------
                                    Name: Dennis O'Connor
                                    Title:  VP-CFO



                                    QUAD PHARMACEUTICALS INC.


                                    By: DENNIS O'CONNOR
                                        ---------------
                                    Name: Dennis O'Connor
                                    Title:  VP-CFO



                                    PRX PHARMACEUTICALS, INC.


                                    By: DENNIS O'CONNOR
                                        ---------------
                                    Name: Dennis O'Connor
                                    Title:  VP-CFO


                                    PAR PHARMA GROUP, LTD.

                                    By: DENNIS O'CONNOR
                                        ---------------
                                    Name: Dennis O'Connor
                                    Title:  VP-CFO

                       (SIGNATURES CONTINUED ON NEXT PAGE)

                            Exhibit 10.18.13 - Page 5

                                    PRI-RESEARCH, INC.


                                    By: DENNIS O'CONNOR
                                    Name: Dennis O'Connor
                                    Title:  VP-CFO


                            Exhibit 10.18.13 - Page 6